UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 9, 2007
CHS/COMMUNITY HEALTH SYSTEMS, INC.
COMMUNITY HEALTH SYSTEMS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	N/A	76-0137985

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4000 Meridian Boulevard
Franklin, Tennessee 37067
(Address of Principal Executive Offices, including Zip Code)
(615) 465-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On October 9, 2007, CHS/Community Health Systems, Inc. announced the launch of the exchange offer for its outstanding 8 7/8% Senior Notes due 2015. A copy of the press release making this announcement is attached as Exhibit 99.1
Item 9.01. Financial Statements and Exhibits.
     The following items are included as Exhibits to this report and incorporated herein by reference:

Exhibit No.	Description
99.1	Press release, dated October 9, 2007, announcing the launch of CHS/Community Health Systems, Inc.’s exchange offer for its outstanding 8 7/8% Senior Notes due 2015.

SIGNATURES
     According to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: October 9, 2007

CHS/COMMUNITY HEALTH SYSTEMS, INC.
By:	/s/ Wayne T. Smith
	Name:	Wayne T. Smith
	Title:	Chairman, President and Chief Executive Officer

By:	/s/ W. Larry Cash
	Name:	W. Larry Cash
	Title:	Executive Vice President and Chief Financial Officer

COMMUNITY HEALTH SYSTEMS, INC.
By:	/s/ Wayne T. Smith
	Name:	Wayne T. Smith
	Title:	Chairman, President and Chief Executive Officer

By:	/s/ W. Larry Cash
	Name:	W. Larry Cash
	Title:	Executive Vice President and Chief Financial Officer